UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

November 21, 2024

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

the

filing

obligation

of

the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 2.02. Results of Operations and Financial Condition
On November 21, 2024 The Cato Corporation issued a press release regarding its financial results for the third
quarter ending November 2, 2024.

A copy of this press release is hereby incorporated as Exhibit 99.1 hereto.
Item 7.01.

Regulation FD Disclosure.

On November 21, 2024, The Cato Corporation issued a press release announcing the decision to suspend its
quarterly dividend.

A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by
reference herein.
The information contained in this Item 7.01 and in Exhibit 99.2 shall not be deemed “filed”

for purposes of Section
18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any
filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by
specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 - Press Release issued November 21, 2024
Exhibit 99.2 – Press Release issued November 22, 2024
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
November 25, 2024
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
November 25, 2024 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
99.1 - Press Release issued November 21,

2024
99.1
99.2 – Press Release issued November 22, 2024
99.2
104

Cover page Interactive Data File (embedded within Inline
XBRL document)